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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 19, 2002



                      STEWART & STEVENSON SERVICES, INC.
            (Exact name of registrant as specified in its charter)


Texas                                      0-8493            74-1051605
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 North Loop West
Houston, Texas                                               77008
(Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code:  (713) 868-7700

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Item 5.  OTHER EVENTS.

On February 19, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Preliminary Fiscal Fourth Quarter and Year End Results.

Item 7.  EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED FEBRUARY 19, 2002, TITLED STEWART & STEVENSON SERVICES ANNOUNCES PRELIMINARY FISCAL FOURTH QUARTER AND YEAR END RESULTS.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                               STEWART & STEVENSON SERVICES, INC.




Date:  February 19, 2002       By:  /s/ John H. Doster
                                        Name:  John H. Doster
                                        Title:  Senior Vice President
                                                and Chief Financial officer


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EXHIBIT INDEX

Company Press Release dated February 19, 2002 titled Stewart & Stevenson Services Announces Preliminary Fiscal Fourth Quarter and Year End Results.